Beacon Tactical Risk ETF

(Symbol: BTR)

Exchange: NYSE Arca, Inc.

Supplement dated September 3, 2026 (effective at the close of business)

to the Prospectus and Statement of Additional Information dated June 29, 2026

On September 3, 2026, at the recommendation of Beacon Tactical Risk ETF’’s investment adviser, Beacon Capital Management, Inc., the Board of Trustees of the Northern Lights Fund Trust II (the “Board”), voted to close and liquidate Beacon Tactical Risk ETF (the “Fund”).

The Fund will create and redeem creation units through September 23, 2026, which will also be the last day of trading of the Fund’s shares on NYSE Arca, Inc. (the “NYSE”), its principal U.S. listing exchange. The Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on or about September 30, 2026 (the “Liquidation Date”). Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any net capital gains and net investment income as of this date that had not been previously distributed.

Prior to the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of the Fund may sell their shares on the Fund’s listing exchange prior to Closing Date. Customary brokerage charges may apply to such transactions. From the Closing Date through the Liquidation Date, we cannot assure you that there will be a market for your shares.

On or about the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While the Funds’ shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to shareholders should generally be treated as received in

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exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-866-439-9093 for additional information.

This Supplement and the existing Prospectus dated June 29, 2026 provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information each dated June 29, 2026 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-866-439-9093.